EXHIBIT 10.11
                                                                   -------------

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of 14 January, 2002 (the "Effective Date"), by and between EssTec, Inc., a Nevada corporation ("Company"), and Shaun D. C. Edwards, an individual ("Employee") (collectively, the "Parties").

                                    RECITALS
                                    --------

     A. Company is engaged in the business of information technology services and maintains an office in the State of California.

     B. Company desires to have an employment agreement with Employee as its Executive Vice President subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

1.     At Will Employment.  Company hereby employs Employee and Employee accepts
       -------------------
employment with Company on an "at will" basis. Either party may terminate this Agreement at any time, with or without cause.

2.     Duties  and  Obligations  of Employee.  Employee shall serve as Executive
       -------------------------------------
Vice President. Employee shall report to CEO or other individual designated by the Board of Directors of the Company. Employee shall faithfully and diligently perform all professional duties and acts as may be requested and required of Employee by Company or its Directors. Employee shall devote such time and attention to the business of Company as shall be required to perform the required services and duties. Employee at all times during the employment term shall strictly adhere to and obey all policies, rules and regulations established from time to time governing the conduct of employees of Company

3.     Exclusivity,  Non-Disclosure.
       ----------------------------

     a.     Devotion to Company Business.  Employee agrees to perform Employee's
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services  efficiently  and  to  the best of Employee's ability.  Employee agrees throughout the term of this Agreement to devote his time, energy and skill to the business of the Company and to the promotion of the best interests of the Company.

     b.     Trade  Secrets.  Employee  agrees  that  he  shall  not at any time,
            ---------------
either during or subsequent to his employment term, unless expressly consented to in writing by Company, either directly or indirectly use or disclose to any person or entity any confidential information of any kind, nature or description concerning any matters affecting or relating to the business of Company, including, but not limited to, information concerning the customers of Company,

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Company's  marketing  methods,  compensation  paid  to  employees,  independent contractors or suppliers and other terms of their employment or contractual relationships, financial and business records, know-how, or any other information concerning the business of Company, its manner of operations, or other data of any kind, nature or description. Employee agrees that the above information and items are important, material and confidential trade secrets and these affect the successful conduct of Company's business and its goodwill.

     c.     Inventions  and  Patents.  All  processes,  inventions,  patents,
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computer  software,  copy-rights,  trademarks  and  other  intangible  rights
(collectively referred to as "Intellectual Property") that may be conceived or developed by Employee during the Employment Term, either alone or with others, made or conceived by him shall remain the sole property of Company.

4.     Compensation.
       ------------

     a.     Annual  Salary.  Subject  to  the  termination  of this Agreement as
            ---------------
provided herein, Company shall compensate Employee for his services hereunder at an annual salary of $ 42,000 payable as:

          i.   Cash  payment  of  $  1,000  per  month payable in 15 day cycles.

          ii. Accrual of $ 8,000 per month payable after the Initial Public Offering of the Company's stocks.

Normal payroll deductions would be levied on all payments, and they will be prorated for the actual employment term.

     b.     Salary  Increases;  Additional Compensation.  Employee shall receive
            --------------------------------------------
such annual increases in salary and such additional compensation as may be determined by the Board of Directors of the Company in its sole discretion. Such salary increases and/or additional compensation shall be paid to Employee on the anniversary date of this Agreement during the Employment Term, and at such other times as may be determined by the Board of Directors.

5.     Employee  Incentives.
       ---------------------

     a.     Incentive  Stock  Option.  Employee  shall  receive 50,000 Incentive
            -------------------------
Stock Options with an exercise price of $ 5.00, as per Company's Stock Option plan. These Options will vest as per following schedule:

          i. 50,000 Options will vest upon Initial Public Offering by the company.

          ii. 25,000 Options will vest over a period of 12 months starting from the date of this agreement.

6.     Employee  Benefits.
       -------------------

     Employee shall be entitled to all benefits offered by the Company as per the Company's Employee Handbook.

7.     Business  Expenses.     Employee will be required to incur travel, meals,
       -------------------
entertainment and other business expenses on behalf of the Company in the performance of Employee's duties hereunder. Company will reimburse Employee for

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all  such  reasonable  business expenses incurred by Employee in connection with
Company's business upon presentation of receipts or other acceptable documentation of the expenditures. In compensating Employee for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by Company and Employee.

8.     Termination  of  Employment.
       ----------------------------

     a.     Termination  for  Cause.   Company  may terminate this Agreement for
            ------------------------
cause at any time. For purposes of this Agreement, the term "cause" shall include, but not be limited to, the following: a material breach of or failure to perform any covenant or obligation in this Agreement, disloyalty, dishonesty, neglect of duties, unprofessional conduct, acts of moral turpitude, disappearance, felonious conduct, or fraud. Company may terminate this Agreement for cause by giving written notice of termination to Employee without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement. The notice of termination required by this section shall specify the ground for the termination and shall be supported by a statement of all relevant facts.

     b.     Termination  Upon  Death  or  Disability.
            -----------------------------------------

     i.      Death.  This Agreement  shall  be  terminated  immediately upon the
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death  of  Employee

     ii.     Disability.  Company reserves the right to terminate this Agreement
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if,  due  to illness or injury, either physical or mental, Employee is unable to perform Employee's customary duties as an employee of Company, unless reasonable accommodation can be made to allow Employee to continue working, for more than 30 days in the aggregate out of a period of twelve consecutive months. The disability shall be determined by a certification from a physician. Such a termination shall be effected by giving ten days' written notice of termination to Employee. Termination pursuant to this provision shall not prejudice Employee's rights to receive disability insurance payments or the continued compensation pursuant to Section 4(c) of this Agreement.

     iii.     Without cause.  Termination under this section for either death or
              --------------
disability shall not be considered "for cause" for the purposes of this Agreement.

     c.     Effect  of  Merger, Transfer of Assets, or Dissolution.  Without the
            -------------------------------------------------------
prior written consent of Employee, this Agreement shall not be terminated by any voluntary or involuntary dissolution of Company resulting from a merger or consolidation in which Company is not the consolidated or surviving corporation, or a transfer of all or substantially all of the assets of Company. In the event of any such merger or consolidation or transfer of assets, Employee's rights, benefits, and obligations hereunder shall be assigned to the surviving or resulting corporation or the transferee of Company's assets.

     d.     Payment  on  Termination.  Notwithstanding  any  provision  of  this
            ------------------------
Agreement, if Company terminates this Agreement without cause, other than upon death or disability as set forth above, it shall pay Employee the remaining salary amount for the remaining outstanding term of this Agreement or any renewal thereof at the then current rate of compensation.

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     e.     Termination  by  Employee.
            -------------------------

     i.     Without  Cause.  Employee may terminate this Agreement without cause
            ---------------
upon  30  days  prior  written  notice  to  Company.

     ii.    With  Cause. Employee may terminate this Agreement immediately with
            ------------
cause, in which event Employee shall receive the Payment on Termination in accordance with Section 8(d) herein. For the purposes of this Agreement, "cause" for termination by Employee shall be a breach of any material covenant or obligation hereunder; or the termination of this Agreement without the prior written consent of Employee due to the voluntary or involuntary dissolution of the Company, any merger or consolidation in which the Company is not the surviving or resulting corporation, or any transfer of all or subsequently all of the assets of Company.

9.     General  Provisions.
       --------------------

     a.     Binding  Effect.  This  Agreement shall be binding upon and inure to
            ---------------
the benefit of the Parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

     b.     Notices.  Any  notice,  request,  instruction,  or  other  document
            --------
required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the Company at the address of its corporate office and to the Employee at the Employee's home address as it appears in the Employee's personnel records. Addresses may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven business days after deposit thereof in the United States mail.

     c.     Sums  Due  Deceased  Employee.  If  Employee  dies  prior  to  the
            ------------------------------
expiration of the employment term, any sums that may be due him from Company under this Agreement as of the date of death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.

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     d.     Arbitration.  If  a dispute or claim shall arise with respect to any
            -----------
of the terms or provisions of this Agreement, or with respect to the performance by either of the Parties under this Agreement, other than a dispute with respect to Section 3 of this Agreement, then either party may, with notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each party shall bear one-half (1/2) of the cost of appointing the arbitrator and of paying such arbitrator's fees. The written decision of the arbitrator(s) ultimately appointed by or for both Parties shall be binding and conclusive on the Parties. Judgment may be entered on such written decision of the single arbitrator in any court having jurisdiction and the Parties consent to the jurisdiction of the Municipal and Superior Court of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

     e.     Assignment.  Subject  to all other provisions of this Agreement, any
            ----------
attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, Company, or corporation without the prior written consent of the other party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.

     f.     Choice  of  Law.  This  Agreement  and  the  rights  of  the Parties
            ---------------
hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

     g.     Indemnification.  Company  shall indemnify, defend and hold Employee
            ---------------
harmless, to the fullest extent permitted by law, for all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees that Employee shall incur or suffer that arise from, result from or relate to the discharge of Employee's duties under this Agreement. Company shall maintain adequate insurance for this purpose or shall advance Employee any expenses incurred in defending any such proceeding or claim to the maximum extent permitted by law.

     h.     Jurisdiction.  The  Parties submit to the jurisdiction of the Courts
            ------------
of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

     i.     Entire  Agreement.  Except  as  provided  herein,  this  Agreement,
            -----------------
including exhibits, contains the entire agreement of the Parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

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     j.     Severability.  If  any provision of this Agreement is unenforceable,
            ------------
invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

     k.     Captions.  The  captions  in  this  Agreement are inserted only as a
            --------
matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the Parties, and shall not affect this Agreement or the construction of any provisions herein.

     l.     Modification.  No  change,  modification,  addition, or amendment to
            ------------
this Agreement shall be valid unless in writing and signed by all Parties hereto.

     m.     Attorneys'  Fees.  Except as otherwise provided herein, if a dispute
            ----------------
should arise between the Parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     n.     Taxes.  Any  income taxes required to be paid in connection with the
            -----
payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     o.     Not  for  the Benefit of Creditors or Third Parties.  The provisions
            ---------------------------------------------------
of this Agreement are intended only for the regulation of relations among the Parties. This Agreement is not intended for the benefit of creditors of the Parties or other third Parties and no rights are granted to creditors of the Parties or other third Parties under this Agreement. Under no circumstances shall any third party, who is a minor, be deemed to have accepted, adopted, or acted in reliance upon this Agreement.

     g.     Counterparts;  Facsimile Signatures.  This Agreement may be executed
            -----------------------------------
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

     h.     Conflict  Waiver.  Both  Employee  and  the  Company (the "Parties")
            ----------------
hereby agree and acknowledge that the law firm of Senn Palumbo Meulemans, LLP ("SPM"), which represents the Company, has drafted this Agreement. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by SPM and waive any action they may have against SPM regarding such conflict. The Parties have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

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     IN  WITNESS  WHEREOF,  the  Parties hereto have caused this Agreement to be duly  executed  as  of  the  Effective  Date.




"Company"                                  "Employee"

EssTec,  Inc.,                              Shaun  D.  C.  Edwardes
a  Nevada  corporation

/s/ Abdul  L  Saquib                      /s/ Shaun  D.  C.  Edwardes
__________________________________      _______________________________________
BY:  Abdul  L  Saquib                         Shaun  D.  C.  Edwardes
ITS:  VP  Operations




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